Exhibit 10.8.2

                          SUBLEASE AMENDMENT AGREEMENT
                                   AND CONSENT

      AGREEMENT made as of this 11th day of November, 1997, by and between, THE COCA-COLA BOTTLING COMPANY OF NEW YORK, INC., a Delaware corporation having a place of business at Two Stamford Plaza, Stamford, Connecticut 06902 ("Sublandlord"), and RISK CAPITAL REINSURANCE COMPANY, a Delaware corporation, having a place of business at 20 Horseneck Lane, Greenwich, CT ("Subtenant"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Sublease.

                               W I T N E S S E T H

      WHEREAS, Sublandlord entered into a Lease with Horseneck Associates (the "Over Landlord") dated as of April 8, 1982 (the "Over Lease"), for the lease of the land and Building (as defined in the Over Lease) commonly known as 20 Horseneck Lane, Greenwich, Connecticut (the "Demised Premises); and

      WHEREAS, Sublandlord and Subtenant entered into a Sublease, dated as of March 18, 1996 (the "Sublease"), for the lease of the entire Demised Premises; and

      WHEREAS, Sublandlord and Subtenant desire to modify and amend the Sublease as hereinafter set forth and Subtenant desires to obtain Sublandlord's consent to certain proposed renovations and improvements to the front entry of the Building as hereinafter set forth (the "Proposed Work"); and

      WHEREAS, Sublandlord and Subtenant desire to obtain the written consent of Over Landlord to the proposed Sublease amendment and the Proposed Work;

      NOW, THEREFORE, in consideration of the covenants herein contained, in consideration of the sum of ONE ($1.00) DOLLAR and other consideration, and the provisions herein contained, the parties hereby stipulate and agree as follows:

      1. Section 3. a. i) of the Sublease is hereby deleted and the following is substituted therefor:

            "a. i) As used herein, "Operating Expense Base" shall mean Operating Expenses incurred in accordance with this Paragraph during the period September 1, 1997 to August 31, 1998."

      2. Sublandlord hereby consents to Subtenant's Proposed Work, which Proposed Work is more particularly shown and described on the plans and specifications referred to in Schedule A annexed hereto and made a part hereof. Sublandlord agrees to pay Subtenant the sum of SIX THOUSAND AND 00/100 ($6,000.00) DOLLARS (which sum is being paid to satisfy certain repair obligations of Sublandlord under the Sublease) which amount shall be


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applied by Subtenant towards the cost of the Proposed Work. Sublandlord and
Subtenant acknowledge and agree that the Proposed Work shall constitute a capital item or expense pursuant to Section 3. a. vii) (10) of the Sublease.

      3. Subtenant agrees that the Proposed Work shall be completed at Subtenant's sole cost and expense and in accordance with the provisions of the
Section 6 of the Sublease.

      4. This Sublease Amendment Agreement and Consent may be executed in any number of counterparts, each of which shall constitute one and the same instrument.

      INTENDING HEREBY to modify and amend the Sublease in accordance with the foregoing, but not to alter or amend the terms and conditions thereof in any other particular, all such other terms and conditions being hereby ratified and confirmed.

      IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the date first above written.

Signed, Sealed and Delivered                    THE COCA-COLA BOTTLING
 in the presence of:                            COMPANY OF NEW YORK, INC.


 /s/ Ronald Pelletier                           By:  /s/ Charles J. Smith
------------------------------                      ----------------------------
                                                    Name:  Charles J. Smith
                                                    Title: Facility Manager


                                                RISK CAPITAL REINSURANCE
                                                COMPANY


/s/ Carmela Forgione                          By: /s/ Charlene A. Heffernan
------------------------------                    ----------------------------
                                                  Name:  Charlene A. Heffernan
                                                  Title: Vice President,
                                                         Operations

The undersigned hereby consents to this Sublease Amendment Agreement and the Proposed Work referred to therein as of: November 7, 1997.

HORSENECK ASSOCIATES


  /s/ Norman L. Peck
----------------------------
Name:  Norman L. Peck
Title: Partner


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

STATE OF CONNECTICUT  )
                      ) ss:
COUNTY OF FAIRFIELD   )

      Personally appeared Charles J. Smith, who acknowledged himself or herself to be the Facility Manager of THE COCA-COLA BOTTLING COMPANY OF NEW YORK, INC, and that, being authorized so to do, he or she executed the foregoing instrument on behalf of the corporation for the purposes therein contained by signing the name of the corporation by himself or herself as a duly authorized officer, this 10th day of November, 1997.


                                              /s/ Lisa M. Chardain
                                             -----------------------------
                                             Notary Public
                                             Commissioner of the Superior Court

STATE OF CONNECTICUT )
                     ) ss:
COUNTY OF FAIRFIELD  )

      Personally appeared Charlene A. Heffernan, who acknowledged himself or herself to be the Vice President, Operations of RISK CAPITAL REINSURANCE COMPANY, and that, being authorized so to do, he or she executed the foregoing instrument on behalf of the corporation for the purposes therein contained by signing the name of the corporation by himself or herself as a duly authorized officer, this 10th day of November, 1997.


                                              /s/ Lisa M. Chardain
                                             -----------------------------
                                             Notary Public
                                             Commissioner of the Superior Court

STATE OF CONNECTICUT )
                     ) ss:
COUNTY OF FAIRFIELD  )

      Personally appeared Norman L. Peck, who acknowledged himself or herself to be a general partner of HORSENECK ASSOCIATES, and that, being authorized so to do, he or she executed the foregoing instrument on behalf of the partnership for the purposes therein contained by signing the name of the partnership by himself or herself as a duly authorized general partner, this 11th day of November, 1997.


                                              /s/ Lila Hagenlocker
                                             -----------------------------
                                             Notary Public
                                             Commissioner of the Superior Court


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